Summary Prospectus

MARCH 1, 2010

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus and other information about the Fund online at www.firsteaglefunds.com/literature. You can also get this information at no additional cost by calling 800.334.2143 or by sending an e-mail request to prospectus@firsteaglefunds.com.

Class A | Ticker SGOVX	Class C | Ticker FESOX	Class I | Ticker SGOIX

Investment Objective

First Eagle Overseas Fund ("Fund") seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations.

Fees and Expenses

The following information describes the fees and expenses you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 51 and 56, respectively, of the Fund's Prospectus and the How to Purchase Shares section of the Statement of Additional Information on page 39.

	CLASS A	CLASS C	CLASS I
First Eagle Overseas Fund's Fees and Expenses (%)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None	1.00	None
Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00	2.00	2.00
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75	0.75	0.75
Distribution (12b-1)/Service Fees	0.25	1.00	None
Other Expenses	0.20	0.20	0.20
Total Annual Operating Expenses (%)	1.20	1.95	0.95

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

SHARE STATUS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A
Sold or Held	$616	$862	$1,127	$1,882
Class C (shares have a one year contingent deferred sales charge)
Sold	$298	$612	$1,052	$2,275
Held	$198	$612	$1,052	$2,275
Class I
Sold or Held	$97	$303	$525	$1,166

Portfolio Turnover Rate

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8.65% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of long-term capital growth, the Fund will invest primarily in companies traded in mature markets (for example, Japan, Germany and France) and may invest in countries whose economies are still developing (often called "emerging markets"). The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. Normally, the Fund invests at least 80% of its total assets in foreign securities. The Fund also may invest up to 20% of its total assets in debt securities. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in fixed-income securities, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals.

The investment philosophy and strategy of the Fund can be broadly characterized as a "value" approach, as it seeks a "margin of safety" in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to "intrinsic value" is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. "Intrinsic value" is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. Although no change is anticipated, the investment objective of the Fund can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective or of any change in the "80% of assets" investment policies.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

• Market Risk — The value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

• Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.

• Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments are susceptible to less politically and economically stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

• Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes to U.S. and foreign taxes, currencies, mining laws, inflation, and various other market conditions.

FIRST EAGLE OVERSEAS FUND | SUMMARY PROSPECTUS | MARCH 1, 2010

• Credit Risk — Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The Fund may invest in debt securities that are below investment grade, i.e., junk bonds, which are considered speculative, and carry a higher risk of default.

• Derivatives Risk — Futures contracts or other "derivatives", including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract.

The Fund has the flexibility to respond promptly to changes in market and economic conditions. Under a defensive strategy, the Fund may temporarily hold some or all of its assets in cash and/or high quality debt securities or money market instruments of U.S. or foreign issuers.

For more information on the risks of investing in the Fund, please see the More Information about the Funds' Investments section of the Prospectus.

Investment Results

The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns — Class A

For the periods presented in the bar chart, here is additional return information for Class A shares of the Fund.

Best Quarter
Second Quarter 2003	16.65%
Worst Quarter
Third Quarter 2008	-12.48%

Updated performance information is available at www.firsteaglefunds.com/funds/overseasfund.php or by calling 800.334.2143.

Average Annual Total Returns
as of December 31, 2009*

	1 YEAR	5 YEARS	10 YEARS	CLASS C INCEPTION (6/5/00)
First Eagle Overseas Fund
Class A Shares
Return Before Taxes	14.61%	7.02%	11.87%	—
Return After Taxes on Distributions	13.93	5.24	9.90	—
Return After Taxes on Distributions and Sale of Fund Shares	10.01	5.73	9.67	—
Class C Shares
Return Before Taxes	18.68%	7.31%	N/A	12.03%
Class I Shares
Return Before Taxes	20.89%	8.39%	12.55%	—
MSCI EAFE Index	31.78%	3.54%	1.17%	1.57%

  *  This table discloses after-tax returns only for Class A shares. After-tax returns for Class C and Class I shares will vary. After-tax returns are calculated using the highest individual federal income tax rate for each year. Returns do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Our Management Team

Matthew McLennan and Abhay Deshpande have served as the Fund's Portfolio Managers along with Associate Portfolio Manager Kimball Brooker, Jr. since September 2008, September 2007 and March 2010, respectively. Jean-Marie Eveillard, the Fund's prior Portfolio Manager, continues to be employed with First Eagle Investment Management, LLC and now serves in a senior advisory position in which he provides investment consultation and advice to the Fund's portfolio management team and to senior management.

FIRST EAGLE OVERSEAS FUND | SUMMARY PROSPECTUS | MARCH 1, 2010

First Eagle Overseas Fund

Summary Prospectus | March 1, 2010

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section of the Prospectus for more information.

You may purchase, redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer's "street name" must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section of the Prospectus for more information.

Send all requests for information or transactions to:

Regular Mail: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324	Overnight Mail: First Eagle Funds c/o DST Systems, Inc. 330 West 9th Street Kansas City, MO 64105-1807

Tax Information

It is the Fund's policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date.

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. See the Information on Dividends, Distributions and Taxes section of the Prospectus for more information.

Payments to Broker-Dealers and
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. See the About Your Investment—Distribution and Shareholder Services Expenses section of the Prospectus for more information.